j.p. morgan acceptance corporation ii ABS-15G

Exhibit 99.16

JPM Loan ID	Seller Loan ID	Loan Status	Final Overall Event Level	Final Credit Event Level	Final Compliance Event Level	Final Property Event Level	Credit Exceptions	Compliance Exceptions	Property Exceptions	Compensating Factors	Immaterial/Waived	Lender Commentary	Cleared Exceptions	Exceptions
304757999	(redacted)	Funded	1	1	1	1				Verified credit history - Middle Credit Scores (redacted);
304827293	(redacted)	Funded	2	2	1	1	Verified credit history - (redacted) Representative credit score exceeds the minimum required credit score of (redacted) by (redacted) Points. ;	CRED 0086 Undisclosed or Excluded Debt - Missing evidence that the trust has paid the property tax and annual insurance premium for the past (redacted) months on non-subject REO, (redacted). No cancelled checks or bank statements were provided to document payment from (redacted). Borrower does not qualify with taxes and insurance considered. -- Per Agency, Documentation in the Mortgage file must indicate the following:
A party other than the Borrower has been making timely payments for the most recent (redacted) months
When a Mortgage payment is being excluded, the party making the Mortgage payments must be obligated on the Note
The party making the payments is not an interested party to the subject real estate or Mortgage transaction. - 10/01/2025 EV2/B - Investor accepts the letter of explanation / trust documentation in file to satisfactorily document that (redacted)y is paying taxes and insurance on non-subject property.	CRED 0016 Insufficient Verified Funds to Close - Documented assets are insufficient to cover the cash to close. Lender included (redacted) assets of (redacted), but this account is owned by (redacted), not by the borrower. The borrower is permitted to obtain information about the owners financial records, but is not an owner. - 09/24/2025 Letter from (redacted) representative confirming the borrower has (redacted) access to the funds in the (redacted) IRA. Exception cleared.

APPR 0046 Missing Third Party Appraisal Review - The file is missing a Third-Party desk review with (redacted) due to the most recent CU dated (redacted) reflects a score of (redacted).  - 09/23/2025: (redacted) CDA provided with a value of (redacted) or (redacted) variance. Finding cleared.

CRED 0137 Missing W2(s) - Missing present employer, (redacted), (redacted) W2. (redacted) does not provide prior years earnings. Borrower start date was (redacted). Per AUS, Base non-fluctuating earnings or fluctuating hourly earnings must be supported by either a YTD paystub documenting all YTD earnings and W-2(s) for the most recent calendar year, or a written VOE documenting all YTD earnings and earnings for the most recent calendar year. - 09/17/2025 Recd (redacted) W2 for present employer.

304846978	(redacted)	Funded	1	1	1	1	Verified credit history - Middle Credit Score (redacted) > (redacted) Min Required.; Verified housing payment history - Departing residence mortgage satisfactorily rated (redacted) months. Other REO mortgage satisfactorily rated (redacted) months.; Low DTI - (redacted) DTI < (redacted) Max Allowed.;	TRID 0023 Last Loan Estimate Sent Method Not In Person and No Received Date - Missing evidence of delivery to borrower of the latest issued LE dated (redacted). Timing requirement is not satisfied with US Mailbox Rule applied. Disclosure tracking was not provided in file. - 10/06/2025 Received disclosure tracking.

APP 0002 Final 1003 Application is Incomplete - Missing the loan originator signed (redacted)/Application. Initial and final (redacted)/Applications in file were not signed by the LO. - 10/06/2025 Received LO signed applications.